                                                               EXHIBIT 10.4.1

                AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT


                  This Amendment Number 1 ("Amendment No. 1") to the Securities Purchase Agreement (the "SPA"), dated as of October 21, 1996, among FULCRUM DIRECT, INC. (the "Company"), a Delaware corporation, WHITNEY SUBORDINATED DEBT FUND, L.P. ("WSDF"), a Delaware limited partnership, and WHITNEY EQUITY PARTNERS, L.P., a Delaware limited partnership ("WEP" and together with WSDF, the "Purchasers") is entered into as of February 24, 1997. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the SPA.

                              W I T N E S S E T H:

                  WHEREAS, the Company and WSDF wish to modify certain of the financial covenants contained in Section 9.8 of the SPA.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Section 9.8 of the SPA is amended and restated to read in its entirety as follows:

                  "9.8 Financial Covenants.

                           (a) EBITDA. As of the end of each fiscal quarter specified below, the Company shall not permit EBITDA (for such fiscal quarter and the three immediately preceding fiscal quarters treated as a single accounting period) to be less than the corresponding amount set forth below:


                   Period                                        Amount
                   ------                                        ------
Fiscal Year 1997
----------------
First Quarter                                                  $3,000,000
Second Quarter                                                 $3,500,000
Third Quarter                                                  $5,500,000
Fourth Quarter                                                 $8,000,000
Fiscal Year 1998
-----------------
First Quarter                                                  $8,500,000
Second Quarter                                                 $9,000,000
Third Quarter                                                  $9,000,000
Fourth Quarter                                                $10,000,000

Each Fiscal Quarter Thereafter                                $10,000,000
------------------------------

                           (b) Cash Flow Coverage Ratio. As of the end of each fiscal quarter specified below, the Company shall not permit the Cash Flow Coverage Ratio to be less than the corresponding ratio set forth below:


                   Period                                          Ratio
                   ------                                          -----
Fiscal Year 1997
----------------
Fourth Quarter                                                   2.0 to 1.0
Fiscal Year 1998
First Quarter                                                    2.25 to 1.0
Second Quarter                                                   2.75 to 1.0
Third Quarter                                                    3.0 to 1.0
Fourth Quarter                                                   3.5 to 1.0
Each Fiscal Quarter Thereafter                                   3.5 to 1.0


                           In addition, within forty-five (45) days after the end of the First, Second and Third Quarters of Fiscal Year 1997, the Company shall deliver to WSDF a calculation setting forth the actual Cash Flow Coverage Ratio as of the end of each such quarters.

                           (c) Leverage Ratio. As of the end of each fiscal quarter specified below, the Company shall not permit the Leverage Ratio to be more than the corresponding ratio set forth below:


                   Period                                         Ratio
                   ------                                         -----
Fiscal Year 1997
----------------
First Quarter                                                   6.5 to 1.0
Second Quarter                                                  6.5 to 1.0
Third Quarter                                                   4.5 to 1.0
Fourth Quarter                                                  2.5 to 1.0
Fiscal Year 1998
First Quarter                                                   2.25 to 1.0
Second Quarter                                                  2.0 to 1.0
Third Quarter                                                   2.0 to 1.0
Fourth Quarter                                                  2.0 to 1.0
Each Fiscal Quarter Thereafter                                  2.0 to 1.0"

                  2. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  3. Entire Agreement. This Amendment No. 1, together with the SPA and the exhibits and schedules thereto and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Amendment No. 1, together with the SPA and the exhibits and schedules thereto, and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter. Except to the extent specifically set forth herein, the SPA shall remain in full force and effect and shall not be deemed amended or superseded in any respect.

                  4. Incorporation by Reference. Article 11 of the SPA (other than Sections 11.5 and 11.12) is incorporated herein by reference as if included herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                  FULCRUM DIRECT, INC.


                                  By:   ____________________________________
                                        Name:
                                        Title:


                                  WHITNEY SUBORDINATED DEBT FUND, L.P.


                                  By:   ____________________________________
                                        Name:
                                        Title:


                                  WHITNEY EQUITY PARTNERS, L.P.

                                  By:   J.H. Whitney Equity Partners LLC
                                        Its general Partner


                                  By:   ____________________________________
                                        Name:
                                        Title:



                                        3